MamaMancini's Holdings, Inc.
May 2013 Presentation



MamaMancini's

- Growing Strongly
- Today's Life Style Brand
- Researched and Strategized Positioning
- Strong Marketing Support
- Multi Channel Distribution
- Great Quality and Value
- Growing Acceptance in Media and Consumer Base
- Proven Management Team
- Lower Costs with Higher Volume
- Ability to Grow into a Major Brand

Our Story

- The company's roots go back to founder Dan Mancini's grandmother when, in 1921, she came through Ellis Island with a steamer trunk and a heart full of recipes from Italy.
- After 25 years Dan left his successful career in the apparel business to pursue his passion, which was to create a line of authentic Italian dishes from his grandmother's original recipes that would bring people together for family meals
- In 2008, our Meatballs and Slow Cooked Italian Sauce started selling in supermarkets throughout the New York City area under the brand name MamaMancini's®

MamaMancini's Original Family Recipe



- Original Family Recipe Since 1921
- Slow Cooked Italian Tomato Sauce with our Homemade Meatballs
- All Natural Ingredients:
  - **No fillers, no additives, no protein substitutes**
  - **Genuine Italian peeled tomatoes**
  - **Eggs, Romano and a touch of Breadcrumbs**
- Everyone's Talking "MamaMancini's"
  - www.mamamancinis.com

MamaMancini's is All Natural

Real Food for Real People

You wouldn't eat an apple made of preservatives and fillers — Why eat a meatball that is?

When you pick up a pack of MamaMancini's Meatballs and Sauce, we guarantee you will not only be able to pronounce the all natural ingredients, but also, you will know exactly what these REAL ingredients are.

We are very proud to say that each meatball variety is made with; 100% beef, 100% chicken, 100% turkey and 100% pork. Then we add Romano cheese, onion, parsley, bread crumbs, eggs and a little salt and pepper. REAL ingredients — that's it! Our slow cooked sauce? Well this is really simple...whole Italian plum tomatoes that we crush, onion, garlic, olive oil, salt and pepper.

We all have choices and if you cook at home you always use REAL ingredients, so why buy something full of preservatives and fillers if you don't have to?



MamaMancini's is All Natural

Nutrition Facts

Serving Size 2 MEATBALLS AND SAUCE (142g)
Servings Per Container VARIES

Amount Per Serving

Calories 140	Calories from Fat 80
	% Daily Value*
Total Fat 9g	**14%**
Saturated Fat 4g	**20%**
Trans Fat 0g	
Cholesterol 30mg	**10%**
Sodium 450mg	**19%**
Total Carbohydrates 6g	**2%**
Dietary Fiber 1g	**5%**
Sugars 4g	
Protein 9g	

Vitamin A 10%	Vitamin C 2%
Calcium 6%	Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories	2,000	2,500
Total Fat	Less than	65g	80g
Sat Fat	Less than	20g	25g
Cholesterol	Less than	300g	300g
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 Carbohydrate 4 Protein 4

All Natural → No TVP → No Fillers (i.e. Soy Flour)

SAUCE INGREDIENTS—Italian Plum Tomatoes, Onion, Olive Oil, Garlic, Bay Leaves, Salt, Pepper

BEEF MEATBALL INGREDIENTS — Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper. Contains: Wheat, Milk, and Egg Ingredients.

Ingredients

BEEF MEATBALLS — Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper. Contains: Wheat, Milk, and Egg Ingredients.

TURKEY MEATBALLS — Ground Turkey, Breadcrumbs (Unbleached Wheat Flour, Dextrose, Yeast, Salt), Pecorino Romano Cheese (Pasteurized Sheep's Milk, Cheese Culture, Salt, Enzymes), Whole Eggs, Onion, Parsley, Dijon Mustard, Salt, Pepper, Spices.

PORK MEATBALLS — Pork, Breadcrumbs (Unbleached wheat flour, dextrose, yeast, salt), Salt, Flavorings, Water, Dextrose.

CHICKEN MEATBALLS — Ground Chicken, Breadcrumbs (Unbleached Wheat Flour, Dextrose, Yeast, Salt), Pecorino Romano Cheese (Pasteurized Sheep's Milk, Cheese Culture, Salt, Enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper.

SLOW COOKED ITALIAN SAUCE — Italian Plum Tomatoes, Onion, Olive Oil, Salt, Garlic, Basil, Bay Leaves, Pepper.

Our Ingredients vs. Competitors

MamaMancini's Beef Meatballs:

Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper.

Competitor Beef Meatballs:

Beef, Water, Textured Soy Protein Concentrate (Soy Protein Concentrate, Caramel Coloring), Eggs, Contains less than 2% of the Following: Romano Cheese (Sheep's Milk, Rennet, Salt), Dehydrated Onion, Pepper, Garlic Powder, Parsley, Spices, Flavorings, Corn Syrup Solids, Bread Crumbs (Enriched Flour [Containing: Wheat, Flour, Niacin, Reduced Iron, Thiamine Mononitrate, Riboflavin and Folic Acid], Corn Syrup, Sugar, Vegetable Shortening [One or more of the Following: Hydrogenated Soybean and/or Cottonseed Oil], Salt, Yeast, Whey, Soy Flour, Dough Conditioner [Sodium Stearoyl, 2 Lactylate], Calcium Propionate), Soy Protein Concentrate, Salt, Sodium Tripolyphosphate.

Brand & Category Research

June 2012 Independent Study of Consumers at 6 Locations

(Nicholas Research Group)

Key Findings: Category

- Prefer fresh to frozen—perceived as adding value and quality
- Want enough sauce and meatballs for one pound of pasta
- Want quick and easy meal in 10 minutes
- Prefer all natural products
- Pre-made, refrigerated or frozen meatballs are viewed as a convenience item by many and perhaps the most important factor in purchase decision



Key Findings: MamaMancini's Brand

- Key price cited: $6.99 for 22oz is a great value
- The overwhelming majority of people liked the taste of MamaMancini's
- All natural product—key advantage
- MamaMancini's valuable name and heritage are a plus
- Original Family Recipe—resonates overall
- Easy to use bag in tray is a plus

Reaching Your Best Customers

Robust Social Media Program

- Key Target--Under 40 market-- buys 35% of prepared meals
- SEO Optimization, Twitter, Facebook, Pinterest
- Brand Ambassadors, affiliated marketers
- Blog Groups/News
- YouTube Videos
- Viral Coupons/Rebates


SOMETHING FOR EVERYONE
ADULT/MEN
SPORTS
NEWS & TALK
CNN
msnbc
Bloomberg
NICHE & SPECIALTY TALK
WOMEN'S LIFESTYLE/FAMILY
LATINO
PLAYBOY RADIO

National Advertising—Radio

- Fractionalized Media Market, Cable, Under 30 market
- MM consumer recognition currently under 5%
- Radio Test 2011
- Radio and Break through creative results-45% recognition
- National Roll out January 2013

We're singing about MamaMancini's

MamaMancini's First Ever National Advertising Campaign: *Sirius Radio*

December 31, 2012 — May 4, 2013

-Estimated 15,000 spots playing across the entire USA

-Estimated 800 million to 1.2 billion impressions!

July 28, 2013 — December 31, 2013

-Estimated 22,000 commercials playing across the entire USA

-Estimated 1 billion to 1.5 billion impressions!

MamaMancini's the Meatball Lovers Meatball

- CNN Radio
- Fox News Radio
- HLN Radio
- MSNBC Radio
- Oprah Radio
- Martha Stewart Radio
- Cosmo Radio
- Stars Radio
- Raw Dog Comedy
- Blue Collar Comedy
- ESPN Radio
- Many more!

Billboards in Select Markets

Add a Call to Action for YOUR Supermarket


An Original Family Recipe
THE MEATBALL LOV R'S MEATBALL (and sauce too!)

Social Media Campaign

‘Cooking with Dan Mancini’ Video Series

- Over 30 segments scripted and produced
- Released weekly via YouTube and other social media outlets


You Tube
0:56
0:08 / 1:59
Cooking with Daniel: Mama Mancini's Homemade Tomato Sauce
Mama Mancinis
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About
Published on Oct 24, 2012
Dan Mancini, founder of Mama Mancini's Meatballs and Sunday
Sauce, prepares his grandmother's cherished tomato sauce. You

http://www.mamamancinis.com
https://www.facebook.com/MamaMancinis
http://www.youtube.com/user/MamaMancinis
http://twitter.com/mamamancinis

Press

rachaelray

FOX NEWS Channel

People

TODAY

food network

MARTHA
THE MARTHA STEWART SHOW

WALL STREET JOURNAL

USA TODAY

The New York Times



MAMA MANCINI'S

What People Are Saying!

MamaMancini's is Receiving Positive Feedback!

- First Winner's Circle—Best Tasting Meatball, NY Food & Winefest Meatball Madness among top restaurants in NY
- Voted top 3 ever in Sam's Club sensory test



Early Adopters—Food Service

- "What a great multi-meal solution that our students love—simple, healthy, and extremely convenient in terms of ordering and storing now."
  - Food & Beverage Director, Philadelphia-based college
- "No more waste, and the quality is unbelievable! My customers absolutely love them!"
  - Chef, Above Restaurant, South Orange NJ

Current Distribution

- A&P, Waldbaum's, Food Emporium – Mid Atlantic
- Ahold (Stop and Shop) – North East, Mid Atlantic
- Associated Grocers – Kansas
- Brookshire's – Texas
- Chef's Warehouse – East Coast
- Costco – North East
- D'agostinos – New York
- Foodtown – New Jersey
- Giant Eagle – Pennsylvania, Ohio
- Golub Price Chopper – New York State
- Harris Teeter – Partial Distribution, Carolinas, Virginia, Maryland
- King Kullen – Long Island
- Kings – New Jersey
- Military Bases – National
- MDI – Wisconsin
- PathMark/Food Basics – Mid Atlantic


MamaMancini's Sales Growth in
Prepared Foods Section
National Retail Chain
250,000
200,000
150,000
100,000
50,000
-
30,000
172,000
215,000
2010
2011
2012
Growth Measured in Pounds Per Year

Increased sales 575% in one year.

Press: The Door

The Door – A multi faceted Public Relations firm

First Campaign: National Meatball Day - Our celebration of National Meatball Day was a success! From radio spots, to live meatball demos, we had it covered.

Some of our press included:

- CBS' The Couch
- Opie & Anthony (Sirius Satellite Radio)
- Freewheelin' (Sirius Satellite Radio)
- Bloomberg's Taking Stock
- Fox News: Shot of the Morning
- NBC's New York Live
- The New York Daily News


MAMA MANCINI'S

Next Campaign:
MamaMancini's Meatball Mobile


MAMA MANCINI'S

Summer 2013:
MamaMancini's Food Truck

MAMA MANCINI'S
An Original Family Recipe

Current Distribution, Cont'd

- Publix – Florida, South East
- Redners Market – Pennsylvania
- Sam's – Test Market
- Shaw's – New England
- Shoprite – Mid Atlantic
- Super Fresh – Philadelphia
- Super Value – Illinois, Michigan, Minnesota
- The Fresh Market - National
- Tony's – Northern California Independents
- White Rose – NY Metro,
- Whole Foods – North East, NY Metro, San Francisco, Los Angeles, Northern
- California, Nevada, Southern California, Arizona

Anticipated Distribution Spring 2013

- New Distribution Spring 2013
- Acme – Pennsylvania, New Jersey, Maryland
- Albertsons Market – Arizona
- Bashas' – Arizona
- Bi-Lo – South East
- Bozzuto's Inc. – Distributor – New England
- Grocho's Deli – North Carolina
- Harris Teeter – Expanded Distribution - Carolinas and Virginia, MD
- HEB – Central Market – Texas
- Ingles – South East
- Meijer – Michigan, Indiana
- PriceSmart – Caribbean, South America
- Roche Brothers - New England
- ShopRite Meat Department
- Stop and Shop – Expanded Distribution
- Whole Foods – National Distribution
- Winn Dixie – Florida, Louisiana, Alabama

Anticipated increase in Distribution of an additional 5,000 locations totaling 21,000 locations by summer 2013.

Merchandising Tools








MAMA MANCINI'S

New Products

Anticipated New MamaMancini's Products Include:

- **Mac-n-Mama's (trademark pending)**
- **Mini Meatballs with Pasta and Vegetables**
- **Spicy Meatballs**
- **Vegetaball Meatballs**
- **Gluten Free Meatballs**
- **Stuffed Meatballs**

Multi-Faceted Distribution Opportunities in Supermarkets

Multi-Faceted Distribution Opportunities in Supermarkets:

- Deli Cold Prepared Meals
- Deli Hot Prepared Meals
- Deli Sandwiches
- Fresh Meat
- Frozen Meat
- Italian Specialty Frozen
- Italian Specialty Dairy

Club Stores

Mass Markets (Target, Walgreens)

Food Service

- Restaurant Chains
- Corporate Government Education Feeding
- Stadiums
- Resorts and Cruise Ships
- Casinos

Meatball Obsession

Meatball Obsession

Concept

Quick Service Restaurant
- Serving "the original meatball in a cup"

High-Traffic Venues
- Storefronts: Greenwich Village, NYC
- Malls: Garden State Plaza, Paramus, NJ (May 2013)
- In-store: Macy's Herald Square, NYC (2014)
- Airports
- Colleges
- Sports Venues

Valuable Relationships
- Macy's
- Westfield Group
- Macerich
- Major League Baseball


MEATBALL
OBSESSION


MEATBALL
OBSESSION
MEATBALL
OBSESSION

MAMA MANCINI'S
An Original Family Recipe

Brand Valuation

Goal: To Build the MamaMancini's Brand

- We estimate that 1 in 10 new food products succeed
- Cost of developing a new brand for major food companies is up to $100mm or more
- Very few major food brands have been successfully developed in the last few years
- Kashi from Kellogg's
- We believe the market is prime for a food brand such as MamaMancini's to be successful and obtain substantial market share

Our House, Our Family



















MamaMancini's
An Original Family Recipe

Management Team

Carl T. Wolf, Chairman and CEO
Mr. Wolf has had extensive food experience as the Chairman and CEO of Alpine Lace Brands which was a NASDAQ listed company. In addition Mr. Wolf was Chairman of MediaBay (2003-2004) a public company in audio communication (Audio Book Club) as well as Co- Chairman of Saratoga Beverage Company, a public company before its sale in 1998. Mr. Wolf is a founding member of Tiger 21, an information and networking group of high net-worth individuals, and is on the Board of Advisors of Leveraged Wisdom an advisory group to medium sized companies. He graduated from Rutgers (Henry Rutgers Scholar) with a BA and graduated with Honors from the University of Pittsburgh Graduate School of Business with honors (MBA Marketing) and taught Economics at NJ State College as well.

Matt Brown, President
Mr. Brown has been President of Hors D'oeuvres Unlimited (HDU) since his acquisition of the company in April of 2001. Over the past 8 years, he has he has turned the focus of the business from a local re-distributorship to a high end food manufacturing operation doing business with distributors nationally as well as nationally recognized catalogs and retailers. In 2007, he (along with Mr. Wolf) began work on the MamaMancinis® project and has focused his efforts on all management aspects of the brand from recipe perfection to packaging, sales and distribution. Prior to his work with Hors D'oeuvres Unlimited, Mr. Brown worked for Kraft Foods for 7 years in both a brand management and forecasting and analytics capacity working with such brands as Jell-O, Cool Whip, and Kraft Salad Dressings. Mr. Brown holds a BA from the University of Michigan and an MBA from the University of Illinois.

Management Team

Scott Uguccioni, Vice President of Sales
Scott joined Mama Mancini's in 2011 and brings 20+ years of experience working in the CPG industry. Prior to his current role as Vice President of Sales, Scott worked representing quality brands such as illy caffè, the world's largest distributor of specialty coffee, and De Cecco, a global leader in the pasta category. Scott holds a BA degree from Stetson University, with additional graduate level courses from the University of Central Florida.

Dan Mancini, *Creator of MamaMancini's Meatballs and Slow Cooked Italian Sauce*
A natural entrepreneur, Dan Mancini left a secure job in the garment industry in 2007 to pursue MamaMancini's®. He is the sales and promotion engine of MamaMancini's® and Meatball Obsession® and has been featured in more than a dozen television programs, newspapers and magazines. As Executive Chef, Dan is responsible for all recipes and food preparation for Meatball Obsession®. Before MamaMancini's® he pioneered numerous, successful consumer goods businesses. From 1986 to 1998 as President of Ultra Pink, a clothing manufacturing company, Daniel grew this business into a successful apparel company in the junior clothing market with annual sales in excess of $100 million. In 1989, he opened his own apparel company called Sweet Lily. In the fall of 2007, he sold this business to pursue development of MamaMancini's® using his grandmother's recipes to bring back the family dinner. This is something Dan feels passionate about.

Management Team

Lew Ochs - Executive Vice President of Finance
Mr. Ochs has over 40 years of experience in the financial and accounting industry. From February 2010 through the present he has served as the Executive Vice President of Finance for MamaMancini's. Additionally, beginning in January 2003 and still presently, he serves as the CFO of Hors D'oeuvres Unlimited, overseeing all of the financial aspects of the company. From 1979 through 1991, he also was an owner of Captive Plastics, Inc., a large molding manufacturer, directly contributing to the overseeing of over 500 union and non-union employees. At various times in his career he also acted as an independent consultant utilizing his financial skills including forensic accounting, restructuring of businesses, and as a field examiner for lending institutions. Mr. Ochs received his B.S. in Accounting from the University of Akron in 1970.

Strategies to Build a Brand

- **Growing industries include** specialty foods, perishable prepared foods and specialty food service industries
- MamaMancini's current market share is 12% of all supermarkets, anticipated to be 20% this summer and growing.
- Placement of new products in existing locations in new sections: deli, hot bars, take out, sandwiches, frozen and meat
- Focusing on the Food Service Industry through presentations to major chains

Strategies to Build a Brand, Cont'd

- Expansion of new products
- Expansion of new categories, dairy case (sauces), prepared meals such as lasagna, chicken parmigiana, steamed dinners, grocery department shelf stable sauces
- Club Stores, Mass Marketers and Convenience Stores are untapped
- Lower costs through plant expansion, higher speed lines, lower label, more consistency, higher yield:
  - Quantity purchasing reduces packaging and higher sales reduces freight
  - Lower overhead costs per unit sold for higher volume
- Lower promotion and slotting costs as brand strength is developed

MamaMancini's

- **Growing Strongly**
- **Today's Life Style Brand**
- **Researched and Strategized Positioning**
- **Strong Marketing Support**
- **Multi Channel Distribution**
- **Great Quality and Value**
- **Growing Acceptance in Media and Consumer Base**
- **Proven Management Team**
- **Lower Costs with Higher Volume**
- **Ability to Grow into a Major Brand**